UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 13, 2007
(Date of Earliest Event Reported)

SURGE GLOBAL ENERGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24269	34-1454529
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12220 El Camino Real, Suite 410
San Diego, California, 92130
(Address of principal executive offices, zip code)
(858) 704-5010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On June 13, 2007, Surge Global Energy, Inc. (“Surge”) entered into a binding Letter Agreement (the “Agreement”) with Peace Oil Corp. (“Peace Oil”) and North Peace Energy Corp. (“North Peace”) in connection with the proposed sale of certain assets of Peace Oil to North Peace (the “Transaction”), including Peace Oil’s undivided 30% working interest in 135 square miles or 86,400 acres of oil sands leases in the Red Earth area of Alberta, Canada (the “Red Earth Leases”).

The anticipated aggregate consideration for the Transaction is CDN$20,000,000, consisting of CDN$15,000,000 in cash, including a CDN$4,500,000 deposit, and CDN$5,000,000 in common shares of North Peace at a price of CDN$2.20 per share. The common shares to be issued in the Transaction will be subject to a contractual one-year hold period. The Transaction is expected to close on or about June 28, 2007, and no later than September 1, 2007, subject to certain conditions set forth in the Agreement.

The parties will enter into a definitive purchase agreement in connection with the Transaction (the “Definitive Purchase Agreement”) by the close of business on June 25, 2007. Surge has agreed to become a party to the Definitive Purchase Agreement to guarantee Peace Oil’s obligations thereunder.

Peace Oil is an indirect wholly-owned subsidiary of Surge. Peace Oil and North Peace are parties to a Joint Venture Agreement dated December 2005 (“Joint Venture Agreement”) to develop and exploit the Red Earth Leases. Pursuant to the Joint Venture Agreement, Peace Oil and North Peace currently have 30% and 70% working interests in the Red Earth Leases, respectively.

The description of the Agreement herein is only a summary and is qualified in its entirety by the full text of such document, which is filed as an exhibit hereto and is incorporated by reference herein.

Item 7.01 REGULATION FD DISCLOSURE.

On June 15, 2007, Surge issued a press release announcing the execution of the Letter Agreement by Surge, Peace Oil and North Peace. A copy of the press release is attached hereto as Exhibit 99.1.

The information in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

10.1	Letter Agreement dated June 13, 2007 between Surge Global Energy, Inc., Peace Oil Corp. and North Peace Energy Corp.

99.1	Press Release dated June 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE GLOBAL ENERGY, INC., a Delaware corporation
Date: June 15, 2007	By:	/s/ William Greene William Greene, Chief Financial Officer